SUPPLEMENT DATED FEBRUARY 27, 2026 TO THE CURRENT
SUMMARY PROSPECTUS AND STATUTORY PROSPECTUS FOR:
Invesco V.I. Growth and Income Fund
(the “Fund”)
This supplement amends the Summary Prospectus and Statutory Prospectus of the above referenced Fund and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary Prospectus and Statutory Prospectus and retain it for future reference.
Effective February 27, 2026:
1. The following information replaces in its entirety the table appearing under the heading “Management of the Fund” in the Summary and Statutory prospectuses:
Portfolio Managers	Title	Length of Service on the Fund
Brian Jurkash	Portfolio Manager (Co-lead)	2015

Matthew Titus, CFA	Portfolio Manager (Co-lead)	2016

Will Guthrie	Portfolio Manager	2026

Sergio Marcheli	Portfolio Manager	2010 (predecessor fund 2003)*

*Predecessor fund refers to the Van Kampen Life Investment Trust Growth and Income Portfolio, which was reorganized into the Fund after the close of business on June 1, 2010.
2. The following information replaces in its entirety the bulleted list appearing under the heading “Fund Management – Portfolio Managers” in the Statutory Prospectus:
▪
Brian Jurkash, Portfolio Manager (Co-lead), who has been responsible for the Fund since 2015 and has been associated with Invesco and/or its affiliates since 2000.
▪
Matthew Titus, CFA, Portfolio Manager (Co-lead), who has been responsible for the Fund since 2016 and has been associated with Invesco and/or its affiliates since 2016.
▪
Will Guthrie, Portfolio Manager, who has been responsible for the Fund since 2026 and has been associated with Invesco and/or its affiliates since 2014.
▪
Sergio Marcheli, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010. Mr. Marcheli served as Portfolio Manager of the predecessor fund since 2003.
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